UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2019

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
Notes Offering
On November 13, 2019, Vector Group Ltd. (NYSE:VGR) (the “Company”) announced that it has priced, and entered into an agreement to issue and sell an additional $230 million aggregate principal amount of its 10.500% Senior Notes due 2026 (the “Notes”). The offering is expected to close on November 18, 2019, subject to the satisfaction of customary closing conditions.
The Notes will be issued by the Company at an initial price of 98.501% of the principal amount of the Notes, plus accrued interest from November 1, 2019 to, but excluding, November 18, 2019. The Notes will bear interest at a rate of 10.500% per year, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2020. The Notes will mature on November 1, 2026, unless earlier repurchased or redeemed in accordance with their terms. The Notes will have the same terms as the Company’s existing 10.500% notes, other than the date of issue and the initial price. The Notes will accrue interest from November 1, 2019. Immediately after giving effect to the issuance of the Notes, the Company will have $555,000,000 aggregate principal amount of 10.500% Senior Notes due 2026 outstanding.
The Notes will be fully and unconditionally guaranteed on a joint and several basis by all of the wholly owned domestic subsidiaries of the Company that are engaged in the conduct of the Company’s cigarette businesses, and by DER Holdings LLC, its wholly owned subsidiary through which the Company indirectly owns a 100% interest in Douglas Elliman Realty, LLC, which operates the largest residential brokerage company in the New York metropolitan area and also conducts residential real estate brokerage operations in Florida, California, Connecticut, Massachusetts and Colorado. The Notes will not be guaranteed by New Valley LLC, or any subsidiaries of New Valley LLC, other than DER Holdings LLC. The Notes will not be secured by any of the assets of the Company or the guarantors.
The Notes are being offered in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside the United States in compliance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction that is not subject to the registration requirements of the Securities Act or any state securities laws. There will be no registration rights associated with the Notes.
The Company intends to use the net cash proceeds from the offering to: (i) redeem, repurchase, repay or otherwise retire the Company’s outstanding 5.5% Variable Interest Senior Convertible Notes due 2020 (the “2020 Convertible Notes”), including accrued interest thereon, at, or prior to, their maturity, (ii) pay costs and expenses in connection with the offering of the Notes and the transactions contemplated thereby, and (iii) for general corporate purposes. Pending the application of the net proceeds of this offering, the Company intends to invest such net proceeds temporarily in investment grade securities, money market funds, bank deposit accounts or similar short-term investments.
This report does not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any security, and there will not be any offer, solicitation or sale of the Notes or any other security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.
A copy of the press release related to the pricing of the Notes offering is attached as Exhibit 99.1 and is incorporated herein by reference.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words “could,” “believe,” “expect,” “estimate,” “may,” “will,” “could,” “plan,” or “continue” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit.

The following exhibit is included with this report and is being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit No.	Exhibit
99.1	Press release issued by Vector Group Ltd. on November 13, 2019, announcing the pricing of the Notes offering.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

	By:	/s/ J. Bryant Kirkland III
Date: November 13, 2019		J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer